Marketable Securities - Contractual maturity (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020
Amortized Cost
Due in one year or less	$ 173,174	$ 77
Due after one year through five years	44,540	379
Due after five years through ten years	326	186
Total	218,040	642
Fair Value
Due in one year or less	173,145	78
Due after one year through five years	44,457	388
Due after five years through ten years	322	191
Total	$ 217,924	$ 657